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                                                                 Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K/A, into the Company's previously filed registration statements on Form S-8 (File No.'s 333-09305 and 333-89707).


Boston, Massachusetts
April 27, 2000